Xian Xianyang Airport Contract Summary

Contracting Parties:

Party A:        Titan Media Company Limited

Party B:        Xian Xianyang International Airport Advertising Co. Ltd.

Term:           8 Years (September 2006 to October 2014)

Total Value:    4,395,050.80 RMB (Approx. US$ 549,000)

Contract Ref:   2006-XA-X-016

Location:       Number 2 Terminal

                Arrival Level 8 size 3.3 m x 2.8 m Light Boxes Departure Level 4 size 3.3 m x 2.8 m Light Boxes

Exclusivity:    Party A enjoys exclusive rights to outdoor LED scrolling light boxes at Number 2 Terminal

Rent:           35,000 RMB (Approx. US$ 4,375) per sign per year
                Year 3 increase 8%
                Year 4 increase 10%
                Year 5 increase 12%
                Year 6 increase 15%
                Year 7 increase 15%
                Year 8 increase 18%

Security
Deposit:        84,000 RMB (Approx. US$ 10,500)

Date First
Signed:         July 3, 2006

Finalized and
Effective:      September 1, 2006